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                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of
                    the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2001
                                                ------------------------
                          Heartland Technology, Inc.
            ------------------------------------------------------
           (Exact name of registrant as specified in its charter)

                                 Delaware
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       (State or other jurisdiction of incorporation or organization)

         1-11956                                     36-1487580
 ------------------------             ------------------------------------
 (Commission File Number)             (I.R.S. Employer Identification No.)

330 North Jefferson Court, Suite 305, Chicago, Illinois           60661
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(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code   (312) 575-0400
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

Item 2        ACQUISITION OR DISPOSITION OF ASSETS

On June 14, 2001, Heartland Technology, Inc.(the "Company"), through its subsidiary PG Design Electronics, Inc. ("PG") consummated an Asset Purchase Agreement for the sale of PG's assets to Trilogy Electronics, LLC ("Trilogy") and the assumption or funding by Trilogy of certain PG liabilities. Cash proceeds from the sale were $300,000 which was deposited in escrow and are expected to be released on December 15, 2001 and additional contingent payments of up to $2,550,000 over the next six years based on the performance of the new company.

PG, on a contract basis, designs, manufactures and tests electronic assemblies. PG uses surface mount and chip-on-board technologies in the manufacture of electronic assemblies. Electronic devices are soldered directly to the circuits on the surface of a printed circuit board. PG was acquired in May 1997, and is located in Chesterfield, Michigan.

The following unaudited pro forma financial statements are based upon the historical financial statements of the Company included in the Company's 2000 Form 10-K, and March 31, 2001 10-Q. The Unaudited Pro Forma Balance Sheet has been prepared to give effect to the sale of PG as though it had been consummated on March 31, 2001. The Unaudited Pro Forma Statements of Operations for the year ended December 31, 2000 and for the quarter ended March 31, 2001 were prepared to give effect to the sale as though it had been consummated on January 1, 2000 and January 1, 2001, respectively.

The unaudited pro forma financial statements do not purport to be indicative of the results that would have been obtained had such transactions described above occurred as of the assumed dates. In addition, the pro forma statements of operations do not purport to reflect the actual results that would have occurred had the transactions consummated on January 1, 2000, or January 1, 2001 or project the Company's results of operations for any future period.

We caution you that certain statements contained herein are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not guarantees of future performance. They involve risks, uncertainties and other important factors. The Company's actual future results, performance or achievement of results and the value of the Company's stock, may differ materially from any such results, performance or achievement or value implied by these statements. We caution you not to put undue reliance on any forward-looking statements. In addition, we do not have any intention or obligation to update the forward-looking statements in this document. The Company claims the protections of the safe harbor for forward-looking statements contained in
Section 21E of the Securities Exchange Act of 1934.

Item 7.         FINANCIAL STATEMENTS AND EXHIBITS
(b)   Pro forma financial information
1)    Unaudited Pro Forma Balance Sheet at March 31, 2001.         Page 3
2)    Unaudited Pro Forma Statement of Operations for the Year
                Ended December 31, 2000.                           Page 5
3)    Unaudited Pro Forma Statement of Operations for the Quarter
                Ended March 31, 2001.                              Page 7

(c)   Exhibits

Exhibits
Number          Description of Exhibits

  99.1     Asset Purchase Agreement among PG Design Electronics,
           Inc.("Seller"), Heartland Technology, Inc. ("Shareholder"), Trilogy Electronics, LLC ("Purchaser") and Trilogy Technologies, Inc. ("Trilogy") (schedules and exhibits omitted)

  99.2     First Amendment to Asset Purchase Agreement

  99.3     Second Amendment to Asset Purchase Agreement

  99.4     Third Amendment to Asset Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HEARTLAND TECHNOLOGY, INC.

Date:   June 21, 2001          By:  /s/ Richard P. Brandstatter
      -----------------------       ----------------------------------
                                     Richard P. Brandstatter
                                     Vice President - Finance

Item 7 (b) 1)
                                                        Heartland Technology, Inc.
                                                     Unaudited Pro Forma Balance Sheet
                                                              March 31, 2001
                                                              (In Thousands)

                                                                   Pro Forma
                                                  Historical (1)  Adjustments            Total
                                                -------------    ---------------    ---------------

ASSETS
Current assets:
  Cash and cash equivalents                            $ 472              $ (24)(3)          $ 748
                                                                            300 (2)
  Accounts receivable, net of reserves                 1,841               (184)(3)          1,657
  Due from affiliate                                     872                                   872
  Inventories, net                                       384               (238)(3)            146
  Prepaid expenses and other assets                      153                (38)(3)            115
                                                -------------    ---------------    ---------------
    Total current assets                               3,722               (184)             3,538

Property and equipment:
  Machinery and equipment                              8,605             (6,025)(3)          2,580
  Furniture and fixtures                                 530               (427)(3)            103
  Leasehold improvements                                 451               (371)(3)             80
                                                -------------    ---------------    ---------------
  Property and equipment at cost                       9,586             (6,823)             2,763
  Less accumulated depreciation                        6,170             (4,837)(3)          1,333
                                                -------------    ---------------    ---------------
  Property and equipment, net                          3,416             (1,986)             1,430

Other assets:
  Goodwill, net of accumulated amortization            8,596             (4,926)(4)          3,670
  Deferred debt issuance costs net of                     34                (34)(4)              0
   accumulated amortization
  Other                                                  163                (31)(3)            132
  Investment in partnerships                           8,373                                 8,373
                                                -------------    ---------------    ---------------
    Total assets                                    $ 24,304           $ (7,161)          $ 17,143
                                                =============    ===============    ===============


LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Debt in default                                    $ 4,645             $ (379)(3)        $ 4,266
  Accounts payable, trade                              2,943             (1,978)(3)            965
  Accrued expenses and other liabilities               1,437               (676)(3)            761
  Current portion of long-term debt                    2,387                                 2,387
  Current portion of capital lease obligations            65                (34)(3)             31
  Allowance for claims and liabilities                 1,281                                 1,281
  Payable to affiliates                                5,961                                 5,961
                                                -------------    ---------------    ---------------
    Total current liabilities                         18,719             (3,067)            15,652
                                                -------------    ---------------    ---------------

Long-term debt, less current portion                   1,782                                 1,782
Capital lease obligation, less current portion            38                (27)(3)             11

Stockholders' equity:                                  3,765             (4,067)(5)           (302)
                                                -------------    ---------------    ---------------
    Total liabilities and stockholders' equity      $ 24,304           $ (7,161)          $ 17,143
                                                =============    ===============    ===============

See notes to March 31, 2001 Unaudited Pro Forma Balance Sheet


                     Heartland Technology, Inc.
     Notes to March 31, 2001 Unaudited Pro Forma Balance Sheet
                           (In Thousands)


 (1)  Represents the historical financial position at March 31, 2001
 (2) Represents cash deposited in an escrow account to be received by PG Design December 15, 2001
 (3)  PG Design's assets and liabilities sold in transaction
 (4)  To record the elimination of intangible assets.
 (5)  To record net loss on the transactions
      Sale of assets
        Proceeds from sale                         $ 300
        Assets sold                               (2,501)
        Liabilities disposed                       3,094
                                                 --------
          Gain on sale of tangible assets                        $ 893

      Writeoff of intangibles
        Goodwill, net of accumulated amortization (4,926)
        Deferred debt issuance costs net of
        accumulated amortization                     (34)
                                                 --------
          Loss on elimination of intangibles                  (4,960)
                                                         ------------
            Net loss on the transactions                    $ (4,067)
                                                         ============

Item 7 (b) 2)
                        Heartland Technology, Inc.
                Unaudited Pro Forma Statement of Operations
                   For the Year Ended December 31, 2000
                              (In Thousands)

                                                     Pro Forma
                                       Historical(1) Adjustments          Total
                                       ----------    -----------         --------


Net sales                               $ 22,619      $ (12,715)  (2)    $ 9,904
Cost of sales                             19,118        (11,923)  (2)      7,195
                                       ----------    -----------         --------

Gross margin                               3,501           (792)  (2)      2,709

Other income:
Interest income                                0                              0
Management fee from affiliate                425                            425
Income from investment in partnerships     3,987                           3,987
Equity in loss from joint venture         (1,602)                         (1,602)
Miscellaneous, net                           359           (336)  (2)         23
                                       ----------    -----------         --------
Total other income                         3,169           (336)           2,833

Other expenses:
Selling, general and administrative        5,937         (2,548)  (2)      3,389
Interest expense                           2,363           (480)(2)&(3)    1,883
Write down of goodwill                     2,026         (2,026)  (2)          0
Amortization expense                         745           (509)  (2)        236
                                       ----------    -----------         --------
Total other expenses                      11,071         (5,563)           5,508
                                       ----------    -----------         --------

Net loss before income taxes              (4,401)         4,435   (2)         34
Income tax expense benefit                   (66)            61   (2)         (5)
                                       ----------    -----------         --------

Net income (loss)                         (4,335)         4,374               39
                                       ==========    ===========         ========

Basic and diluted net income
(loss) per share                         $ (2.59)                          $0.02
                                       ==========                        ========



See notes to December 31, 2000 Unaudited Pro Forma Statement of Operations

                           Heartland Technology, Inc.
     Notes to December 31, 2000 Unaudited Pro Forma Statement of Operations
                                 (In Thousands)


 (1) Represents the historical results of operations for the year ended December 31, 2000
 (2) Adjustment give effect to the sale of PG Design to remove its results of operations for the year ended December 31, 2000.
 (3) Adjustment to reflect the increase in interest expense of $40 charged by Heartland Partners. This interest expense was previously allocated to PG Design for unpaid management fees.

Item 7 (b) 3)
                       Heartland Technology, Inc.
              Unaudited Pro Forma Statement of Operations
                  For the Quarter Ended March 31, 2001
                             (In Thousands)

                                                     Pro Forma
                                       Historical(1) Adjustments         Total
                                       ----------    -----------        --------


Net sales                                $ 2,953         $ (815)   (2)   $2,138
Cost of sales                              2,753         (1,125)   (2)    1,628
                                       ----------    -----------        --------

Gross margin                                 200            310    (2)      510

Other income:
Interest income                                0                              0
Management fee from affiliate                136                            136
Income from investment in partnerships        (1)                            (1)
Equity in loss from joint venture           (526)                          (526)
Miscellaneous, net                         1,450                          1,450
                                       ----------    -----------        --------
Total other income                         1,059              0           1,059

Other expenses:
Selling, general and administrative          855           (302)   (2)      553
Interest expense                             928           (146)(2)&(3)     782
Amortization expense                         220           (161)   (2)       59
                                       ----------    -----------        --------
Total other expenses                       2,003           (609)          1,394
                                       ----------    -----------        --------

Net loss before income taxes                (744)           919    (2)      175
Income tax expense benefit                    13                             13
                                       ----------    -----------        --------

Net income (loss)                           (757)           919             162
                                       ==========    ===========        ========

Basic and diluted net income
(loss) per share                         $ (0.45)                        $ 0.10
                                       ==========                       ========



See notes to March 31, 2001 Unaudited Pro Forma Statement of Operations

                           Heartland Technology, Inc.
      Notes to March 31, 2001 Unaudited Pro Forma Statement of Operations
                                 (In Thousands)


 (1) Represents the historical results of operations for the quarter quarter ended March 31, 2001.
 (2) Adjustment give effect to the sale of PG Design to remove its results operationsfor the quarter ended March 31, 2001.
 (3) Adjustment to reflect the increase in interest expense of $2 charged by Heartland Partners. This interest expense was previously allocated to PG design for unpaid management fees.

EXHIBIT INDEX




Exhibit No.           Description

99.1       Asset Purchase Agreement among PG Design Electronics,
           Inc.("Seller"), Heartland Technology, Inc. ("Shareholder"), Trilogy Electronics, LLC ("Purchaser") and Trilogy Technologies, Inc. ("Trilogy") (schedules and exhibits omitted)

99.2       First Amendment to Asset Purchase Agreement

99.3       Second Amendment to Asset Purchase Agreement

99.4       Third Amendment to Asset Purchase Agreement